DELAWARE(SM)
INVESTMENTS
============                             Delaware Technology and Innovation Fund

Growth of Capital

                  [GRAPHIC OMITTTED] Growth of Capital Artwork

2000 ANNUAL REPORT

TABLE OF CONTENTS
=================

Letter to Shareholders                                          1

Portfolio Management

Review                                                          3

Performance Summary                                             7

Financial Statements

Statement of Net Assets                                         8

Statement of Operations                                        10
Statement of Changes in
Net Assets                                                     11

Financial Highlights                                           12

Notes to Financial
Statements                                                     13

Report of Independent
Auditors                                                       15

A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

A Commitment To Our Investors

Experienced
[ ] Our seasoned investment professionals average more than 15 years'
    experience.
[ ] We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a full range of economic and market environments.

Disciplined
[ ] We follow strict investment policies and clear buy/sell guidelines.
[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent
[ ] We clearly articulate our investment policies and follow them consistently.
[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage approximately $45 billion in assets as of June 30, 2000.

Comprehensive
[ ] We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity               o High-yield bonds
    o Mid-cap equity                 o Investment grade bonds
    o Small-cap equity               o Municipal bonds (23 single-state funds)
    o International equity           o International fixed-income
    o Balanced
[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"THE CORRECTION SEEMED

TO HAVE HELPED

INVESTORS BECOME

REACQUAINTED WITH THE

CONCEPT OF RISK IN THE

EQUITIES MARKETS."

August 14, 2000

Recap of Events -- If markets had titles, the last six-month period would probably be called "A Tale of Two Markets", as investors experienced both the best of times and the worst of times. As the year began, the U.S. stock markets continued their powerful rally led by shares of growth stocks in general and technology companies in particular.

The bull run persisted through February, 2000. Beginning on March 10th and continuing through April and May, however, investor sentiment seemed to have made an about-face. Fear of rising interest rates brought the major stock indexes down in an often swift retreat that negated many of those unprecedented gains. In most instances the high P/E momentum stocks that led the market on the way up also bore the brunt of the correction. At its lowest point in May, the technology-heavy Nasdaq Composite Index lost 37% from its peak in March. The Standard & Poor's 500 Index also retreated -- by May falling approximately 11% off its March high. By then, the correction seemed to have helped investors become reacquainted with the concept of risk in the equities markets.

In late May and in June, major market indexes began to rebound from their losses in the spring, with many technology stocks beginning to show signs of recovery.

In our opinion, part of the spring downturn can be attributed to uncertain interest rate conditions. The Federal Reserve Board raised rates three separate times since the Fund's inception in December 1999, for a total of a full percentage point increase. In addition to the rising interest rate environment, recent history suggested that there would be a market correction. The Nasdaq Composite had appreciated 87.95% from June 30, 1999 through March 10, 2000. In addition, the Nasdaq has experienced at least one correction per year since 1990 (Source: Bloomberg).

Total Return
For Period Ended June 30, 2000                               Lifetime*
--------------------------------------------------------------------------------
Delaware Technology and Innovation Fund Class A               +14.12%
--------------------------------------------------------------------------------
Lipper Science and Technology Funds Average (174 funds)        +4.15%
Standard & Poor's 500 Index                                    -0.03%
--------------------------------------------------------------------------------
*Performance for Delaware Technology and Innovation Fund, the Standard & Poor's
 500 Index, and the Nasdaq Composite Index since the Fund's inception date, December 29, 1999. Performance of Lipper Science and Technology Funds Average from closest month end, December 31, 1999.

 An expense limitation was in effect for all classes of Delaware Technology and Innovation Fund during the period. Performance would have been lower if the expense limitation was not in effect.

 All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 7. The Lipper category represents the average returns of science and technology funds tracked by Lipper (Source: Lipper). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

[GRAPHIC OMITTED] Growth of Capital Artwork

As the year wore on, it seemed that investors began to heed the warnings of analysts, who had been cautioning that many technology companies -- and particularly some Internet-related ones -- would need to show investors they were capable of earning a profit in order to sustain their valuations.

Delaware Technology and Innovation Fund posted an aggregate return of +14.12% (Class A shares at net asset value with distributions reinvested) for the period beginning on the Fund's inception date, December 29, 1999 and ending June 30, 2000. By comparison, the Nasdaq Composite Index fell 3.67% and the Lipper Science & Technology Funds Average increased 4.15% during the same period.

Delaware Technology and Innovation Fund's strong performance was due in part to management maintaining a fully invested fund, letting the correction run its course, and not trying to time the recovery. In addition, management continued to add to the Fund's key investments. The buy and hold strategy paid off when domestic stock markets began to recover in late May and in June.

As an investor in Delaware Technology and Innovation Fund, we encourage you to take a long-term approach to your investments. You should also consider consulting a financial advisor about diversifying your overall portfolio, and making sure that your holdings include allocations in other market sectors.

Market Outlook -- The American economy, now in its tenth year of expansion, has continued to grow rapidly with relatively little inflation. Economic data released this summer, however, showed visible signs that the U.S. economy may finally be slowing. This came as welcome news on Wall Street, where the hope is that the Federal Reserve Board will end its campaign of raising interest rates, intended to cool the economy and head off inflation.

We believe that the recent market correction left the average technology stock much closer to its fair value. As of this writing, the second quarter 2000 earnings season is off to an excellent start in the sector, with many companies reporting strong results. We believe that many signs point toward a strong second half of 2000 for equities, and we look forward to making the most of the buying opportunities that present themselves. We remain upbeat about the overall health and continued growth of the technology sector.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes

Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

PORTFOLIO MANAGEMENT REVIEW
===========================

Jeffrey Hynoski
Portfolio Manager

August 14, 2000

The Fund's Results
Delaware Technology and Innovation Fund commenced operations on December 29, 1999, making this our first substantive reporting period. During the period, we constructed the portfolio as we would like it structured moving forward, purchasing about 40 technology company stocks we feel provide excellent investment opportunities in the market.

We are pleased to tell you that the Fund returned 14.12% (Class A shares at net asset value with distributions reinvested) during the period that began on your Fund's inception date, December 29, 1999, and ended June 30, 2000. In contrast, the Nasdaq Composite Index fell 3.67% overall and the S&P 500 Index fell 0.03% during that period.

We believe that the Fund's bottom-up stock selection process and its disciplined, buy-and-hold investment strategy helped the Fund achieve double-digit returns during what was a very trying six months for technology investors. This spring's correction proved that there are indeed set-backs in the technology sector. In fact, over the last decade the technology sector has experienced at least one correction per year and this year was no exception. We believe that the critical factors to generating strong returns in the tech sector remain investing with the industry leaders, staying focused on high growth markets, selecting the highest quality management teams and staying fully invested. In our opinion, those who strayed from these principles were generally those hurt during the second quarter. We believe that the long-term outlook for the technology sector is bright, but at times we may need to work through some difficult markets. We believe the environment for investing in technology is generally much more healthy than it was prior to the spring 2000 correction.

Portfolio Highlights
To get a proper picture of the volatility in technology investments during the period, consider some of the Fund's top holdings. When we believed in the fundamentals of our investment, we stood by portfolio holdings that had fallen off at times by as much as 50% during the worst of the Nasdaq downturn. In most cases, we watched prices bounce back in late May and June.

Ariba, a rapidly growing business-to-business software company whose stock we hold in the portfolio, provides an excellent example. Ariba stock traded at approximately $90 per share on January 1, 2000, and had risen above $160 per share by mid-March. It then fell off sharply during the correction, trading at less than $60 per share in mid-April before finishing the period strongly for a slight gain overall. In constructing our portfolio, we continued to make strategic purchases of Ariba stock during the period.

"OUR BOTTOM-UP STOCK

SELECTION PROCESS AND

FOCUS ON FUNDAMENTALS

KEPT US CONFIDENT AS WE

BUILT UP OUR PORTFOLIO

DURING A TIME OF MUCH

MARKET VOLATILITY."

[GRAPHIC OMITTED] Growth of Capital Artwork

We felt that Ariba and some of our other growth holdings attracted the attention of momentum investors with short-term investment goals. This contributed to short-term volatility in the price of the stock. Because we believe in the company's long-term prospects for growth, we held the positions we had purchased through the market's ups and downs.

Another software company with a volatile stock price that we hold is i2 Technologies of Dallas, Texas. i2's stock took a tumultuous ride similar to Ariba's, but finished the period a positive performer within the Fund. The company, which specializes in software-based supply chain management solutions, is a current partner of Ariba and IBM in setting up various on-line industry exchanges. As with Ariba, we have confidence in the company's long-term growth prospects. We therefore bought positions in the stock during the period with the intent to hold those positions through any further volatility.

Delaware Technology and Innovation Fund fared relatively well during the period because of this disciplined approach to such holdings. Our bottom-up stock selection process and focus on fundamentals kept us confident as we built up our portfolio during a time of much market volatility. Our analysts and managers seek companies that are market leaders and have strong management. In addition, we look for companies that have innovative concepts, sustainable growth rates and sufficient cash flows.

The Internet revolution, however, is not limited only to tech firms. It affects all companies willing to benefit from technological advances. The Internet continues to pervade all facets of business. Moving forward we will continue to add companies to the portfolio that are not necessarily pure technology companies, but which look to adopt leading edge technologies to enhance their products and services.

Another market that we have had much success in is the high-speed communications market. We believe the market for fiber optic switching equipment is at the forefront of the network hardware market segment, which performed quite well during the period. We currently hold positions in fiber optic hardware makers Ciena, Sycamore Networks and JDS Uniphase, as well as critical suppliers to these leading communications companies, such as Applied Micro Circuits and PMC-Sierra. On June 30, JDS Uniphase, one of our top holdings, announced the completion of its merger with E-Tek Dynamics, a manufacturer of optical components also among our top holdings.

Delaware Technology and Innovation Fund
Sector Weightings
As of June 30, 2000
----------------------------------------------------------------------
Semiconductors                                                 23.08%
----------------------------------------------------------------------
Computer Software                                              18.97%
----------------------------------------------------------------------
Computer Communications                                        14.38%
----------------------------------------------------------------------
Electronic Components                                          10.55%
----------------------------------------------------------------------
Telecommunications Equipment                                    9.07%
----------------------------------------------------------------------
Internet Services                                               8.77%
----------------------------------------------------------------------
Electronic Production Equipment                                 4.62%
----------------------------------------------------------------------
Diversified Electronic Products                                 3.52%
----------------------------------------------------------------------
Electronic Data Processing                                      2.58%
----------------------------------------------------------------------
Electronic Data
   Processing Peripherals                                       2.24%
----------------------------------------------------------------------
Cash & Other Assets                                             1.20%
----------------------------------------------------------------------
Cellular Telephone                                              1.02%
----------------------------------------------------------------------

Performance during the period was hurt by our position in Covad Communications, a provider of digital subscriber line services for home and business. Although its future may still be bright, Covad and some other independent providers of high-speed telecommunications services saw their stock prices decrease during the first half of 2000. Some analysts' concerns about the cost of implementing growth may have impacted Covad's stock price, as well as the company's perceived disadvantage relative to the Regional Bell Operating Companies with which it competes. We felt it prudent to look elsewhere for other investment opportunities because we felt Covad mis-executed on its business plan.

During the period, we also sold our stock in CheckFree Holdings, a provider of electronic billing and payment services via the Internet. We had anticipated a significant increase in demand for the services that CheckFree Holdings supplies. However, despite the rise of e-commerce, consumers have been reluctant to use electronic bill-paying systems. During the spring stock market correction, CheckFree shares dropped substantially as some investors sold their more speculative holdings. The stock, which performed poorly overall during the period, detracted from the Fund's performance. With the lack of demand for its services, we were no longer able to identify clear growth potential for CheckFree Holdings and sold it from the portfolio.

There were certainly some trying times for technology stocks during the first half of 2000. It appears that our investment disciplines proved themselves once again. Our strategic holdings included some of the highest growth companies, and we remained fully invested. In our opinion, the prospects for achieving capital appreciation in the technology sector remain strong, and will continue as long as innovation exists.

We will continue to use our bottom-up process to select stocks for the Fund, seeking out promising investment opportunities in semiconductors, telecommunications, and data storage, as well as semiconductors designed specifically for communications products. Most importantly, we will continue with our disciplined approach and long-term outlook, buying and holding the stocks of companies that meet our strict investment criteria.

Outlook
Although many speculative Internet-based companies are still struggling to reach profitability, technology company earnings as a whole have generally remained strong and continue to tell a story of growth within the sector. Technology companies as a whole reported strong financial results during the first quarter of 2000, with revenue and earnings generally exceeding Wall Street's expectations. At the time of this writing, the technology sector is posting second-quarter financial results that are again better than what industry analysts predicted. We believe that this bodes well for a strong second half of the year. We believe that the companies in our portfolio are among the best-positioned, best-managed and highest growth participants in the U.S. economy.

[GRAPHIC OMITTED] Growth of Capital Artwork

We encourage investors to be patient and keep a long-term outlook. While we expect more highly speculative dot-com companies to experience financial hardships going forward, this is a normal part of the competitive cycle in today's global markets. Investors should not jump to the conclusion, as some did during the second quarter within the Internet sector, that an entire sector is in trouble just because a few of its members are in financial difficulty. There are many sub-sectors within the Internet sector, and there may be little or no relationship between these sub-sectors. Thus, the difficulties experienced by any one sub-sector may have little or no impact on the others.

In addition to keeping a long-term outlook, you should also consider diversifying your overall portfolio. This is important given the nature of the Fund. Because the Fund focuses on investing in companies in the technology sector and industries that may benefit from technology, investing in the Fund entails specific risks. For example, technology products may not prove commercially successful or may become obsolete quickly. In addition, the Fund's investments in smaller issuers entail greater risk than investments in larger, more established companies, as smaller companies typically have narrower product lines and limited financial resources.

The technology sector during the past 20 years has been one of the greatest wealth creation engines in the history of the stock market. A recent study by Morgan Stanley Dean Witter highlighted the fact that over the past 20 years, the technology sector has created trillions of dollars in wealth for tech company shareholders. Technology companies employ millions of people and spend tens of billions of dollars annually in research and development trying to build upon this record of innovation.

In our opinion, investors seeking long-term capital appreciation should continue to be rewarded by investing in the technology sector. We believe that there are opportunities for strong returns in the equity markets for the remainder of 2000, particularly in the technology sector.

Top Holdings
June 30, 2000

Company                                                 Percentage of Net Assets
--------------------------------------------------------------------------------
 1. Extreme Networks                                              5.0%
--------------------------------------------------------------------------------
 2. i2 Technologies                                               4.4%
--------------------------------------------------------------------------------
 3. E-Tek Dynamics, Inc.                                          4.0%
--------------------------------------------------------------------------------
 4. NetIQ                                                         3.8%
--------------------------------------------------------------------------------
 5. Ariba, Inc.                                                   3.7%
--------------------------------------------------------------------------------
 6. JDS Uniphase Corp.                                            3.5%
--------------------------------------------------------------------------------
 7. PMC-Sierra, Inc.                                              3.4%
--------------------------------------------------------------------------------
 8. Broadvision, Inc.                                             3.4%
--------------------------------------------------------------------------------
 9. Ciena                                                         3.3%
--------------------------------------------------------------------------------
10. Applied Micro Circuits Corp.                                  3.1%
--------------------------------------------------------------------------------

FUND BASICS
===========

Fund Objective
The Fund seeks to provide
long-term capital growth.

Total Fund Assets
$120.07 million

Number of Holdings
40

Fund Start Date
December 29, 1999

Your Fund Managers
Jeffery W. Hynoski holds a BS in Finance from the University of Delaware and an MBA with a concentration in Investments/ Portfolio Management/Financial Economics from Pace University. Mr. Hynoski joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid- and large-capitalization growth equity group, where he specialized in the areas of science, technology and telecommunications. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. He has been managing Delaware Technology and Innovation Fund since its inception.

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.

NASDAQ Symbols
Class A: DTYAX
Class B: DTYBX
Class C: DTYCX

DELAWARE TECHNOLOGY AND INNOVATION FUND PERFORMANCE
===================================================

Growth of a $10,000 Investment
December 29, 1999 through June 30, 2000

Delaware Technoloy and Innovation Fund Class A
S&P 500 Index

     Tech and Innovation        S&P 500
            Fund Class A          Index
"Dec. 99"         $9,425
"Dec. 99"         $9,446        $10,000
"Jan. 00"         $9,002         $9,498
"Feb. 00"        $13,204         $9,318
"Mar. 00"        $11,497        $10,229
"Apr. 00"        $10,078         $9,922
"May 00"          $8,703         $9,718
"Jun. 00"        $10,754         $9,958

Chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% sales charge and the reinvestment of all dividends and capital gains. Chart also assumes $10,000 invested in the S&P 500 Index at closest month's end, December 31, 1999. After December 29, 1999, returns plotted were as of the last day of each successive month. Performance of other Fund classes will vary due to different charges and expenses. The S&P 500 Index is a weighted, unmanaged index that generally tracks the performance of large company stocks. You cannot invest directly in an index. Past performance does not guarantee future results.

Aggregate Total Returns
Through June 30, 2000                             Lifetime          Six Months
--------------------------------------------------------------------------------
Class A (Est. 12/29/99)
   Excluding Sales Charge                         +14.12%             +13.85%
   Including Sales Charge                          +7.54%              +7.30%
--------------------------------------------------------------------------------
Class B (Est. 12/29/99)
   Excluding Sales Charge                         +13.88%             +13.62%
   Including Sales Charge                          +8.88%              +8.62%
--------------------------------------------------------------------------------
Class C (Est. 12/29/99)
   Excluding Sales Charge                         +13.88%             +13.62%
   Including Sales Charge                         +12.88%             +12.62%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

An expense limitation was in effect for all classes of Delaware Technology and Innovation Fund during the period. Performance would have been lower if the expense limitation was not in effect. The aggregate total returns for lifetime and six-month periods ended June 30, 2000 for Delaware Technology and Innovation Fund Institutional Class were +14.12% and +13.85%, respectively. The Institutional Class was originally made available without sales charges only to certain eligible institutional accounts on December 29, 1999.

NASDAQ Symbol Institutional Class: DTYIX

Statement of Net Assets

DELAWARE TECHNOLOGY AND INNOVATION FUND
========================================

                                                     Number of         Market
June 30, 2000                                        Shares            Value
--------------------------------------------------------------------------------
 Common Stock - 98.80%
 Cellular Telephone - 1.02%
*Nextel Communications ...........................   20,000         $ 1,223,750
                                                                    -----------
                                                                      1,223,750
                                                                    -----------
 Computer Communications - 14.38%
*Brocade Communications Systems ..................   15,000           2,752,266
*Cisco Systems ...................................   41,200           2,618,775
*Extreme Networks ................................   57,000           6,013,500
*Foundry Networks ................................   16,100           1,779,050
*Juniper Networks ................................   18,000           2,620,125
*Mobility Electronics ............................  114,500           1,488,500
                                                                    -----------
                                                                     17,272,216
                                                                    -----------
 Computer Software - 18.97%
*i2 Technologies .................................   51,070           5,324,846
*NetIQ ...........................................   75,600           4,507,650
*New Era of Networks .............................   67,900           2,885,750
*Oracle ..........................................   41,000           3,446,563
*Peregrine Systems ...............................  105,200           3,649,125
*Veritas Software ................................   26,250           2,966,660
                                                                    -----------
                                                                     22,780,594
                                                                    -----------
 Diversified Electronic Products - 3.52%
*JDS Uniphase ....................................   35,200           4,219,600
                                                                    -----------
                                                                      4,219,600
                                                                    -----------
 Electronic Data Processing Peripherals - 2.24%
*Network Appliance ...............................   33,400           2,688,700
                                                                    -----------
                                                                      2,688,700
                                                                    -----------

 Electronic Components - 10.55%
*Applied Micro Circuits ..........................   38,300           3,782,125
*E-Tek Dynamics ..................................   18,100           4,775,005
*PMC - Sierra ....................................   23,100           4,104,581
                                                                    -----------
                                                                     12,661,711
                                                                    -----------
 Electronic Data Processing - 2.58%
*Sun Microsystems ................................   34,100           3,100,969
                                                                    -----------
                                                                      3,100,969
                                                                    -----------
 Electronic Production Equipment - 4.62%
*Applied Materials ...............................   20,000           1,812,500
*Lam Research ....................................   40,900           1,533,750
*Teradyne ........................................   30,000           2,205,000
                                                                    -----------
                                                                      5,551,250
                                                                    -----------
 Internet Services - 8.77%
*Ariba ...........................................   45,000           4,412,109
*BroadVision .....................................   80,200           4,075,163
*Commerce One ....................................   45,000           2,042,578
                                                                    -----------
                                                                     10,529,850
                                                                    -----------

                                                     Number of         Market
                                                     Shares            Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Semiconductors - 23.08%
*Altera ..........................................   31,300        $  3,190,644
*Analog Devices ..................................   40,800           3,100,800
*Globespan .......................................   25,500           3,112,992
*Integrated Device Tech ..........................   25,000           1,496,875
 Intel ...........................................   20,000           2,673,750
 Linear Technology ...............................   38,400           2,455,200
*Maxim Integrated Products .......................   45,100           3,063,981
*Micrel ..........................................   44,400           1,928,625
*Micron Technology ...............................   14,400           1,268,100
 Texas Instruments ...............................   42,200           2,898,613
*Xilinx ..........................................   30,500           2,518,156
                                                                   ------------
                                                                     27,707,736
                                                                   ------------
 Telecommunications Equipment - 9.07%
*Ciena ...........................................   23,700           3,950,494
*Oni Systems .....................................   15,000           1,758,047
*Sycamore Networks ...............................   20,000           2,207,500
*Tellabs .........................................   43,500           2,977,031
                                                                   ------------
                                                                     10,893,072
                                                                   ------------
 Total Common Stock (cost $112,193,003) ..........                  118,629,448
                                                                   ------------
                                                 Principal
                                                 Amount
                                                 ------
Repurchase Agreements - 3.04%
With J.P. Morgan Securities 6.40% 7/3/00
  (dated 6/30/00, collateralized by $737,000
  U.S. Treasury Notes 5.875% due 11/15/04,
  market value $732,082 and $475,000
  U.S. Treasury Notes 7.875% due 11/15/04,
  market value $507,949) ....................... $1,215,000           1,215,000
With PaineWebber 6.50% 7/3/00 (dated
  6/30/00, collateralized by $295,000 U.S.
  Treasury Notes 5.25% due 5/31/01, market
  value $293,119 and $332,000 U.S. Treasury
  Notes 6.125% due 12/31/01, market value
  $330,221 and $233,000 U.S. Treasury Notes
  6.25% due 10/31/01, market value $234,557
  and $369,000 U.S. Treasury Notes 7.25%
  due 5/15/04, market value $383,647) ..........  1,216,000           1,216,000
With Prudential Securities 6.50% 7/3/00
  (dated 6/30/00, collateralized by $332,000
  U.S. Treasury Notes 4.50% due 9/30/00,
  market value $334,303 and $95,000
  U.S. Treasury Notes 4.625% due 11/30/00,
  market value $94,275 and $369,000
  U.S. Treasury Notes 11.875% 11/15/03,
  market value $434,752 and $332,000
  U.S. Treasury Notes 15.75% due 11/15/01,
  market value $378,061) .......................  1,216,000           1,216,000
                                                                   ------------
Total Repurchase Agreements
  (cost $3,647,000) ............................                      3,647,000
                                                                   ------------

                                                                       Market
Delaware Technology and Innovation Fund                                Value
--------------------------------------------------------------------------------
Total Market Value of Securities - 101.84%
  (cost $115,840,003) ..........................................   $122,276,448
                                                                   -------------
Liabilities Net of Receivables and Other
  Assets - (1.84%) .............................................     (2,205,266)
                                                                   -------------
Net Assets Applicable to 12,400,080 Shares
  Outstanding - 100.00% ........................................   $120,071,182
                                                                   =============
Net Asset Value - Delaware Technology and
  Innovation Fund A Class
  ($50,547,580 / 5,213,418 Shares) .............................          $9.70
                                                                          =====
Net Asset Value - Delaware Technology and
  Innovation Fund B Class
  ($47,257,040 / 4,885,798 Shares) .............................          $9.67
                                                                          =====
Net Asset Value - Delaware Technology and
  Innovation Fund C Class
  ($18,430,833 / 1,905,403 Shares) .............................          $9.67
                                                                          =====
Net Asset Value - Delaware Technology and
  Innovation Fund Institutional Class
  ($3,835,729 / 395,461 Shares) ................................          $9.70
                                                                          =====

--------------------------------------------------------------------------------
Components of Net Assets at June 30, 2000:
Shares of beneficial interest
  (unlimited authorization - no par) ...........................   $129,814,006
Accumulated net realized loss on investments ...................    (16,179,269)
Net unrealized appreciation of investments .....................      6,436,445
                                                                   ------------
Total net assets ...............................................   $120,071,182
                                                                   ============
Net Asset Value and Offering Price per Share -
Delaware Technology and Innovation Fund
Net asset value A Class (A) ....................................          $9.70
Sales charge (5.75% of offering price or 6.08%
  of the amount invested per share) (B) ........................           0.59
                                                                         ------
Offering price .................................................         $10.29
                                                                         ======
----------------------
* Non-income producing security for the period ended June 30, 2000.
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations



For the Period December 29, 1999* through June 30, 2000                                      Delaware Technology and Innovation Fund
------------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Dividends .....................................................................................        $  4,822
Interest ......................................................................................         133,999        $    138,821
                                                                                                       --------        ------------
Expenses:
Management fees ...............................................................................         248,315
Distribution expense ..........................................................................         195,398
Dividend disbursing and transfer agent fees and expenses ......................................         173,265
Registration fees .............................................................................          35,036
Reports and statements to shareholders ........................................................          29,423
Accounting and administration .................................................................          13,309
Professional fees .............................................................................           5,913
Custodian fees ................................................................................           3,213
Trustees' fees ................................................................................           1,062
Taxes (other than taxes on income) ............................................................             109
Other .........................................................................................           4,044             709,087
                                                                                                       --------
Less expenses absorbed or waived ..............................................................                            (107,669)
Less expenses paid indirectly .................................................................                              (2,209)
                                                                                                                       ------------
Total expenses ................................................................................                             599,209
                                                                                                                       ------------
Net Investment Loss ...........................................................................                            (460,388)
                                                                                                                       ------------
Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments ..............................................................                         (16,179,269)
Net change in unrealized appreciation/depreciation of investments .............................                           6,436,445
                                                                                                                       ------------
Net Realized and Unrealized Loss on Investments ...............................................                          (9,742,824)
                                                                                                                       ------------
Net Decrease in Net Assets Resulting from Operations ..........................................                        $(10,203,212)
                                                                                                                       ============

-----------
*Date of commencement of operations.

                             See accompanying notes

Statement of Changes in Net Assets



                                                           Delaware Technology and Innovation Fund
---------------------------------------------------------------------------------------------------
                                                                                         12/29/99*
                                                                                             to
                                                                                          6/30/00
Increase (Decrease) in Net Assets from Operations:
Net investment loss ............................................................      $   (460,388)
Net realized loss on investments ...............................................       (16,179,269)
Net change in unrealized appreciation/depreciation of investments ..............         6,436,445
                                                                                      ------------
Net decrease in net assets resulting from operations ...........................       (10,203,212)
                                                                                      ------------
Capital Share Transactions:
Proceeds from shares sold:
  A Class ......................................................................        63,789,133
  B Class ......................................................................        52,965,132
  C Class ......................................................................        22,630,711
  Institutional Class ..........................................................        15,512,297
                                                                                      ------------
                                                                                       154,897,273
                                                                                      ------------
Cost of shares repurchased:
  A Class ......................................................................        (8,426,610)
  B Class ......................................................................        (1,670,237)
  C Class ......................................................................        (2,059,216)
  Institutional Class ..........................................................       (12,466,816)
                                                                                      ------------
                                                                                       (24,622,879)
                                                                                      ------------
Increase in net assets derived from capital share transactions .................       130,274,394
                                                                                      ------------
Net Increase in Net Assets .....................................................       120,071,182

Net Assets:
Beginning of period ............................................................                --
                                                                                      ------------
End of period ..................................................................      $120,071,182
                                                                                      ============

-----------
*Date of commencement of operations.

                             See accompanying notes

Financial Highlights


                                                                                 Delaware Technology and Innovation Fund
Selected data for each share of the Fund outstanding                                                                  Institutional
throughout each period was as follows:                                A Class          B Class          C Class           Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                    12/29/99(1)      12/29/99(1)      12/29/99(1)      12/29/99(1)
                                                                         to               to               to               to
                                                                      6/30/00          6/30/00          6/30/00          6/30/00

Net asset value, beginning of period ............................    $ 8.500           $ 8.500          $ 8.500           $8.500

Income (loss) from investment operations:
  Net investment loss(2) ........................................     (0.049)           (0.082)          (0.082)          (0.037)
  Net realized and unrealized gain on investments ...............      1.249             1.252            1.252            1.237
                                                                     -------           -------          -------           ------
  Total from investment operations ..............................      1.200             1.170            1.170            1.200
                                                                     -------           -------          -------           ------
Net asset value, end of period ..................................     $9.700            $9.670           $9.670           $9.700
                                                                     -------           -------          -------           ------
Total return(3) .................................................     14.12%            13.88%           13.88%           14.12%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .......................    $50,548           $47,257          $18,431           $3,836
  Ratio of expenses to average net assets(4) ....................      1.45%             2.20%            2.20%            1.20%
  Ratio of expenses to average net assets prior to expense
   limitation and expenses paid indirectly ......................      1.78%             2.53%            2.53%            1.53%
  Ratio of net investment loss to average net assets ............     (1.04%)           (1.79%)          (1.79%)          (0.79%)
  Ratio of net investment loss to average net assets prior
   to expense limitation and expenses paid indirectly ...........     (1.37%)           (2.12%)          (2.12%)          (1.12%)
  Portfolio turnover ............................................       177%              177%             177%             177%

-----------
(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average share outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
(4) Ratios for the period ended June 30, 2000 including fees paid indirectly in accordance with Securities and Exchange Commission rules were 1.46%, 2.21% and 2.21 and 1.21% for A Class, B Class, C Class, and Institutional Class, respectively.

                             See accompanying notes

Notes to Financial Statements

June 30, 2000
--------------------------------------------------------------------------------
Delaware Group Equity Funds III (the "Company") is organized as a Delaware Business Trust and offers five series: Delaware American Services Fund, Delaware Large Cap Growth Fund, Delaware Research Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to the Delaware Technology and Innovation Fund (the "Fund"). The Delaware Technology and Innovation Fund is registered as a non-diversified open-end investment company under The Investment Company Act of 1940, as amended. The Fund offers four classes of shares. The A Class carries a maximum front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The objective of the Fund is to seek long-term capital growth.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - All equity securities are valued at the last quoted sales price as of the close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $769 for the period ended June 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $1,440 for the period ended June 30, 2000. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated at the rate of 0.75% on the first $500 million of average daily net assets, 0.70% on the next $500 million, 0.65% on the next $1.5 billion and 0.60% on average daily net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, distribution fees, brokerage commissions and extraordinary expenses, exceed 1.20% of average daily net assets of the Fund through August 31, 2001.

At June 30, 2000, the Fund had a liability for investment management fees and other expenses payable to DMC for $932.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At June 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC for $41,823.

--------------------------------------------------------------------------------
Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. The distribution fee for Class A shares is currently limited to 0.25% of the average daily net assets of the A Class. At June 30, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP of $58,265.

For the period ended June 30, 2000, DDLP earned $156,364 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
During the period ended June 30, 2000, the Fund made purchases of $185,260,293 and sales of $56,888,021 of investment securities other than U.S. government securities and temporary cash investments.

At June 30, 2000, the net unrealized appreciation for federal income tax purposes was $3,341,411 of which $11,332,816 related to unrealized appreciation of securities and $7,991,405 related to unrealized depreciation of securities. At June 30, 2000, the aggregate cost of securities for federal income tax purposes was $118,935,037.

4. Capital Shares
Transactions in capital shares were as follows:

                                                                      12/29/99*
                                                                          to
                                                                       6/30/00
Shares sold:
  A Class .......................................................     6,097,125
  B Class .......................................................     5,061,880
  C Class .......................................................     2,109,597
  Institutional Class ...........................................     1,695,831
                                                                     ----------
                                                                     14,964,433
                                                                     ----------

Shares repurchased:
  A Class .......................................................      (883,707)
  B Class .......................................................      (176,082)
  C Class .......................................................      (204,194)
  Institutional Class ...........................................    (1,300,370)
                                                                     ----------
                                                                     (2,564,353)
                                                                     ----------
Net increase ....................................................    12,400,080
                                                                     ==========
5. Lines of Credit
The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one-third of their net assets under the agreement. No amount was outstanding at June 30, 2000, or at any time during the period.

-----------
* Date of commencement of operations.

Report of Independent Auditors

--------------------------------------------------------------------------------
To the Shareholders and Board of Trustees
Delaware Group Equity Funds III - Delaware Technology and Innovation Fund

We have audited the accompanying statement of net assets of Delaware Technology and Innovation Fund (the "Fund") as of June 30, 2000, and the related statement of operations, statement of changes in net assets, and financial highlights for the period December 29, 1999 (commencement of operations) through June 30, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Technology and Innovation Fund at June 30, 2000, and the results of its operations, the changes in its net assets and its financial highlights for the period December 29, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 4, 2000

DELAWARE INVESTMENTS FAMILY OF FUNDS
====================================

More information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


                                BUILDING BLOCKS
                           OF A DIVERSIFIED PORTFOLIO


   AGGRESSIVE GROWTH EQUITY FUNDS

        GROWTH EQUITY FUNDS

                                    TAX-
                      TAXABLE      EXEMPT     INTERNATIONAL      ASSET
MODERATE GROWTH         BOND        BOND       AND GLOBAL     ALLOCATION
 EQUITY FUNDS          FUNDS       FUNDS          FUNDS          FUNDS

                             STABILITY OF PRINCIPAL



  [ ] Growth of Capital                [ ] International and                [ ] Tax-Exempt Income
    o Technology and Innovation            Global                             o National High-Yield
       Fund                              o Emerging Markets Fund                 Municipal Bond Fund
    o Select Growth Fund                 o New Pacific Fund                   o Tax-Free USA Fund
    o Trend Fund                         o Overseas Equity Fund               o Tax-Free Insured Fund
    o Growth Opportunities Fund*         o International Equity Fund          o Tax-Free USA
    o Small Cap Value Fund               o Global Equity Fund                    Intermediate Fund
    o U.S. Growth Fund                   o Global Bond Fund                   o State Tax-Free Funds**
    o Tax-Efficient Equity Fund
    o Social Awareness Fund            [ ] Current Income                   [ ] Stability of Principal
                                         o Delchester Fund                    o Cash Reserve
  [ ] Total Return                       o High-Yield                         o Tax-Free Money Fund
    o Blue Chip Fund                        Opportunities Fund
    o Devon Fund                         o Strategic Income Fund            [ ] Asset Allocation
    o Growth and Income Fund             o Corporate Bond Fund                o Foundation Funds
    o Decatur                            o Extended Duration                     Growth Portfolio
    o REIT Fund                             Bond Fund                            Balanced Portfolio
    o Balanced Fund                      o American Government                   Income Portfolio
                                            Bond Fund
                                         o U.S. Government
                                            Securities Fund
                                         o Limited-Term
                                            Government Fund




 * Formerly known as DelCap Fund.
** Available for the following states: Arizona, California, Colorado, Florida,
   Idaho, Iowa, Kansas, Minnesota, Missouri, Montana, North Dakota, New Jersey, New Mexico, New York, Oregon, Pennsylvania and Wisconsin. Insured and intermediate bond funds are available in selected states.

(C)Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
=====================
Philadelphia o London


For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

This annual report is for the information of Delaware Technology and Innovation Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Technology and Innovation Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                               Charles E. Peck                             Investment Manager
                                                Retired                                     Delaware Management Company
Wayne A. Stork                                  Fredericksburg, VA                          Philadelphia, PA
Chairman
Delaware Investments Family of Funds            Janet L. Yeomans                            International Affiliate
Philadelphia, PA                                Vice President and Treasurer                Delaware International Advisers Ltd.
                                                3M Corporation                              London, England
Walter P. Babich                                St. Paul, MN
Board Chairman                                                                              National Distributor
Citadel Constructors, Inc.                      AFFILIATED OFFICERS                         Delaware Distributors, L.P.
King of Prussia, PA                                                                         Philadelphia, PA
                                                Charles E. Haldeman, Jr.
David K. Downes                                 President and Chief Executive Officer       Shareholder Servicing, Dividend
President and Chief Executive Officer           Delaware Management Holdings, Inc.          Disbursing and Transfer Agent
Delaware Investments Family of Funds            Philadelphia, PA                            Delaware Service Company, Inc.
Philadelphia, PA                                                                            Philadelphia, PA
                                                Richard J. Flannery
John H. Durham                                  Executive Vice President                    1818 Market Street
Private Investor                                and General Counsel                         Philadelphia, PA 19103-3682
Horsham, PA                                     Delaware Investments Family of Funds
                                                Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates          Bruce D. Barton
New York, NY                                    President and Chief Executive Officer
                                                Delaware Distributors, L.P.
Ann R. Leven                                    Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN




(3488)                                        Printed in the USA
AR-492 [6/00] PPL 8/00                                     (J6144)